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                                                                  EXHIBIT 10.8.3

                     THIRD AMENDMENT TO THE RETIREMENT PLAN
                               FOR OFFICERS OF NCR

     AMENDMENT TO THE RETIREMENT PLAN FOR OFFICERS OF NCR (the "Plan") as restated and in effect January 1, 1997 by NCR Corporation ("NCR").

     WHEREAS, the Plan was amended and restated effective January 1, 1997, amended by a First Amendment executed August 15, 1997 and a Second Amendment executed October 24, 2001; and

     WHEREAS, NCR desires to amend the Plan to admit no new participants to the Plan;

     NOW, THEREFORE, NCR does hereby amend the Plan, effective June 1, 2002, as follows:

     1. ARTICLE V is hereby amended by the addition of the following new paragraph:

     Notwithstanding the above, effective June 1, 2002, no new participants will be admitted to the Plan.

     IN WITNESS WHEREOF, NCR has caused this amendment to the Plan to be executed this 31st day of July, 2002.

                                    FOR NCR CORPORATION


                                    By: /s/ Wilbert Buiter
                                        ----------------------------------------
                                        Wilbert Buiter
                                        Senior Vice President, Human Resources